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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 25, 2005
                                                           ------------


                            THE BON-TON STORES, INC.
                -----------------------------------------------
                (Exact Name of Registrant Specified in Charter)


      Pennsylvania                   0-19517                  23-2835229
  ----------------------       --------------------       --------------------
      (State or Other            (Commission File           (I.R.S. Employer
      Jurisdiction of                Number)              Identification No.)
      Incorporation)



             2801 E. Market Street
              York, Pennsylvania                                   17402
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    (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (717) 757-7660
                                                           ---------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

     On May 25, 2005, The Bon-Ton Stores, Inc. (the "Company") announced the appointment of Keith E. Plowman, 47, as the Company's Senior Vice President and Chief Financial Officer. Mr. Plowman will maintain his role as Principal Accounting Officer and continue to report to James H. Baireuther. Mr. Baireuther, who was the Chief Financial Officer, will continue in his role as Vice Chairman and Chief Administrative Officer.

     Mr. Plowman joined the Company in 1997 as Divisional Vice President, Controller. In 1999, he was named Vice President, Controller, in 2001 was promoted to Senior Vice President, Finance and in 2003 was named Principal Accounting Officer.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    The Bon-Ton Stores, Inc.


                                    By: /s/ Keith E. Plowman
                                        --------------------------------
                                        Keith E. Plowman
                                        Senior Vice President, Chief Financial
                                        Officer and Principal Accounting Officer


Dated: May 27, 2005